BERWYN INCOME FUND

a series of THE BERWYN FUNDS

2002

SEMI-ANNUAL REPORT

Shareholders Services            a no load load mutual fund

c/o PFPC Inc.

P. O. Box 8821

Wilmington, DE 19899            (800) 992-6757

THE BERWYN FUNDS
BERWYN INCOME FUND SEMI-ANNUAL REPORT

July 19, 2002                                                                                                            Net Asset Value Per Share: $10.65

Dear Berwyn Income Fund Series Shareholder:

The total return to shareholders of Berwyn Income Fund Series ("BIF") during the first half of 2002 was 6.24 percent versus 10.25 percent in the first half of 2001. The net asset value per share increased from $10.32 on December 31, 2001 to $10.65 on June 30, 2002. A dividend of $0.16 per share was paid from net investment income in June. During the first quarter of 2002, a dividend of $0.15 per share was paid. The objective of BIF is to generate an attractive level of current income while preserving capital. Currently, 62.4 percent of the portfolio is invested in corporate bonds with the remainder in preferred and dividend-paying common stocks.

The year-to-date total returns for BIF versus its reference indices* are shown below:

Six Months' Total Return
BIF	6.24%
SBBIG	3.59%
SBHYC	(10.02%)
LIFI	2.55%

*Salomon Bros. Broad Investment-grade and High Yield Indices and the Lipper Income Fund Index.

BIF outperformed all of its reference indices with respect to total return for the first six months, continuing last year's favorable trend. Moreover, BIF avoided the severe "equity-like" losses experienced by most high yield bond investors. All three major investment categories, investment-grade bonds, high-yield bonds and common stocks, made positive contributions to BIF's performance. For a longer-term perspective on the comparative total returns, please see the graphs at the end of this report.

Fixed Income Markets

Investor demand swelled for U.S. Treasury, Government Agency and the highest grade corporate bonds. Faced with declining equity markets and a general distrust of corporate governance, investors sought refuge in the relative safety of high quality bonds. Investors reduced their exposure to companies that might experience credit problems, as the credit rating agencies continued to downgrade corporate bonds in record numbers. Also stimulating the flight to quality was the real possibility that the telecommunications giant, WorldCom, would declare bankruptcy.

The strong rally in the fixed-income market was focused on the highest quality bonds. Corporate bonds with S&P credit ratings of A and BBB, while investment grade, rallied only modestly and the rally was selective, based on industry and company performance. High yield, non-investment grade corporate bonds fell precipitously, as indicated by the SBHYC.

The losses in high yield bonds were concentrated in just a few sectors, namely: telecommunications, cable and media and electric utilities. WorldCom was a major issuer of corporate bonds. As recently as last year, it floated what was, at the time, the largest bond offering in corporate history. In past reports we have pointed out that the bonds of telecommunications companies constitute a disproportionately large part of the high yield market. High yield mutual funds whose portfolios reflect the market-place's sector weighting experienced serious losses.

BIF has avoided significant exposure to the telecommunications sector in the past, and has only recently increased its investments in this area. Overall, the high yield bond portion of BIF's portfolio performed well in the first half.

Equities

All of the major equity indices suffered heavy losses in the first half of the year. The Dow Jones Industrial Average, S&P 500 Index and Nasdaq Composite Index declined 6.91, 13.16 and 24.84 percent, respectively, on a total return basis. The high valuations of equities combined with modest growth prospects left these indices vulnerable to a decline. Fueling the sell-off has been the loss of investors' trust in corporate management and the integrity of the accounting review system after last year's Enron catastrophe and the recent scandals involving WorldCom, Qwest, Adelphia and Tyco.

The common stock portion of BIF consists primarily of small and medium capitalization companies selling at low P/E ratios, with a strong representation in high dividend-paying real estate investment trusts and electric and gas utilities. In recent quarters, investors have been attracted to the high yields and relative stability of these market segments.

Fund Characteristics

The composition of BIF's investments by asset class as of June 30, 2002 is as follows:

Type	Percent of Net Assets
Corporate Bonds	54.8
Convertible Bonds	7.6
Dividend-Paying Common Stocks	24.6
Preferred Stocks	5.2
Convertible Preferred Stocks	1.6
Short-term Investments	4.3
Other Assets in Excess of Liabilities	1.9
100

The weighted average maturity of the bonds in the portfolio is 9.0 years. The duration of the bonds is 5.3 years. The credit quality of the bonds, constituting 62.4 percent of the portfolio, is as follows: investment-grade, 46.3 percent; rated less than investment-grade, 13.5 percent; and, unrated, 2.6 percent.

The five sectors of the economy with the largest representation at mid-year were:

Financial Services	18.0%
Industrials	15.5%
Basic Materials	14.4%
Energy	10.6%
Utilities	9.7%

BIF's ten largest holdings at mid-year are listed below:

Alcoa 6.00% due 1/15/12	3.68%
Albertson's Inc. 6.34% due 2/25/13	3.60%
Equifax Inc 6.90% due 7/01/28	3.23%
Bausch & Lomb 7.125% due 8/01/28	3.14%
Ashland Inc 8.23% due 2/26/07	2.96%
Avnet 8.20% due 10/17/03	2.79%
Goodyear T & R 8.125% due 3/15/03	2.72%
Cyprus Amax 7.375% due 5/15/07	2.68%
PSI Energy 6.52% due 3/15/09	2.59%
Impala Platinum ADR IMPAY	2.57%
Sum of Top 10	29.96%

On June 30th, the total net assets in BIF were approximately $55.7 million, up from $46.0 million a year ago. The annualized expense ratio was 0.80 percent in the six month period.

Strategy and Outlook

As a consequence of the increased demand, interest rates on ten-year U.S. Treasury bonds have fallen steadily from over 6.0 percent two years ago to approximately 4.5 percent at present. Currently, BIF does not hold Treasury bonds and, at this juncture, we are inclined to believe that the risk of owning them outweighs the potential rewards. While Treasury bonds may rally further if the stock market sell-off continues, it appears that the upside potential for Treasury bonds is limited. Although there is no credit risk associated with government securities, a growing Federal budget deficit and/or a weakening dollar could eventually drive prices lower.

For value investors seeking income, the corporate bond market offers many opportunities. First, with the economy in the early stages of a recovery, there exists a favorable backdrop for companies to restructure and improve operations. A weaker dollar should favor companies oriented towards manufacturing and export. Secondly, corporate credit yield spreads (the premium paid by corporate borrowers over Treasuries of similar maturity) remain historically wide, giving corporate bond prices the potential to improve relative to Treasuries as the economy recovers. A third point is that real interest rates (interest rates adjusted for inflation) have declined sharply, making the hefty yields on corporate bonds even more attractive.

The challenge for BIF's research team is to select bonds of companies that are making genuine fundamental progress. The screening process employed is described in The Berwyn Funds' web site, www.theberwynfunds.com. One aspect of our review process that has come to the fore as a result of the exposure of misconduct at Enron and WorldCom is the necessity to scrutinize the governance of a corporation. While it may not be possible to totally protect oneself from dishonesty, it is important to gain an understanding of management's style and the corporate culture. The proxy statement can contain valuable information about potential conflicts of interest, compensation and the quality of boards of directors. To learn more about our investment team please go to the web-site mentioned earlier and click on Fund Advisor.

Very truly yours,

Edward A. Killen                         Robert E. Killen
Portfolio Manager                        President

Note: Returns for Berwyn Income Fund Series are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Note: LIFI consists of ten funds with investment objectives similar to those of BIF. BIF is precluded from making new investments in common stocks once common stocks comprise 30% of BIF's assets. This restriction does not necessarily apply to other funds in LIFI.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(Unaudited)

Assets:
Investments in Securities, at Market Value	$54,585,309
(Cost $52,122,833) (Note 2)
Receivables:
Interest	709,189
Dividends	97,502
Investment Securities Sold	457,354
Fund Shares Sold	60,915
Total Assets	55,910,269

Liabilities:
Payable for Securities Purchased	150,205
Accrued Expenses	2,532
Investment Advisory Fee Payable	22,834
Fund Shares Payable	64,929
Total Liabilities	240,500

Net Assets: (1)
Applicable to 5,225,806 Outstanding Shares of
Common Stock, $1.00 Par Value
(Authorized 20,000,000 Shares)	$55,669,769

Net Asset Value and Offering Price Per Share
Price Per Share ($55,669,769 / 5,225,806
Outstanding Shares)	$10.65

Minimum Redemption Price Per Share (Note 1)	$10.55

(1) On June 30, 2002 Net Assets consisted of the following:
Common Stock, Par Value $1.00	5,225,806
Paid-in Capital	62,757,152
Undistributed Net Investment Income	239,480
Accumulated Net Realized Capital Loss	(15,015,144)
Net Unrealized Appreciation of Investment Securities	2,462,475
$55,669,769

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(Unaudited)

Investment Income:
Interest	$1,338,848
Dividends	479,401
Miscellaneous Income	4,464

Total Investment Income		$1,822,713

Expenses:
Investment Advisory Fee (Note 3)	130,838
Transfer Agent Fees	15,225
Custodian Fees	4,605
Professional Fees	16,357
Registration Fees	13,714
Trustees' Fees	1,428
Printing Costs	8,437
Office Expense	10,291
Insurance	9,238

Total Expenses		210,133

Net Investment Income		1,612,580

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain From Sales of Investment Securities		1,537,654

Net Change in Unrealized Appreciation on
Investment Securities		(26,558)

Net Realized and Unrealized Gain on Investments		1,511,096

Net Increase in Net Assets Resulting from Operations:		$3,123,676

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months	Six Months
	Ended	Ended
	06/30/02	06/30/01
Increase in Net Assets from Investment Activities:
Net Investment Income	$1,612,580	$2,189,453
Net Realized Gain From Sale of Securities	1,537,654	(2,385,632)

Change in Net Unrealized Appreciation/Depreciation on Investment Securities	(26,558)	4,729,256

Net Increase in Net Assets Resulting from Operations	3,123,676	4,533,077

Distributions to Shareholders:
From Net Investment Income	(1,555,641)	(1,859,306)

Capital Share Transactions (1):
Net Proceeds from Sales of Shares	11,096,457	33,035,701
Cost of Shares Redeemed	(6,535,530)	(19,663,868)
Distributions Reinvested	1,199,717	1,461,075

Net Increase in Net Assets from Capital Share Transactions	5,760,644	14,832,908

Total Increase in Net Assets	7,328,679	17,506,679

Net Assets:
Beginning of Period	48,341,090	42,009,518

End of Period (Including Undistributed Net Investment Income of $56,938 and $566,778 for the periods ended June 30, 2002 and 2001, respectively)	$55,669,769	$59,516,197

(1) Capital Shares Issued and Redeemed:
Shares Sold	1,039,987	3,224,283
Shares Redeemed	(613,132)	(1,935,964)
Shares Reinvested	113,135	142,435

	539,990	1,430,754

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(Unaudited)

	SIX MONTHS ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED		YEAR ENDED

	06/30/02	12/31/01	12/31/00	12/31/99	12/31/98	1	12/31/97

Net Asset Value, Beginning of Period	$10.32	$9.76	$10.00	$10.72	$12.51		$12.31

Income from Investment Operations:
Net Investment Income	0.28	0.72	0.83	0.91	0.90		0.77

Net Realized and Unrealized Gains (Losses) on Securities	0.36	0.63	(0.25)	(0.81)	(1.44)		0.84

Total from Investment Operations	0.64	1.34	0.58	0.10	(0.54)		1.61

Less Distributions:
From Net Investment Income	(0.31)	(0.78)	(0.82)	(0.82)	(0.92)		(0.77)
From Net Realized Gains	0.00	0.00	0.00	0.00	(0.15)		(0.64)
From Capital	0.00	0.00	0.00	0.00	(0.18)		0.00

Total Distributions	(0.31)	(0.78)	(0.82)	(0.82)	(1.25)		(1.41)

Net Asset Value, End of Period	$10.65	$10.32	$9.76	$10.72	$10.72		$12.51

Total Return	6.24%	14.12%	6.05%	0.83%	(4.57%)		13.36%

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$55,670	$48,341	$42,010	$57,341	$103,624		$180,823

Ratio of Expenses to Average Net Assets	0.80%*	0.69%	0.94%	0.77%	0.66%		0.65%

Ratio of Net Investment Income (Loss) To Average Net Assets	6.11%*	7.91%	7.97%	6.92%	6.27%		6.15%

Portfolio Turnover Rate	45%*	50%	12%	7%	31%		53%

* Annualized

The accompanying notes are an integral part of these financial statements.

[1] Effective January 1, 1998, the Fund began to amortize premiums and accrete discounts to interest income over the life of the bonds. The effect of this change in accounting principle for the year ended December 31, 1998 is to increase per share net income by $0.04 and the ratio of net investment income to average net assets by 0.3%

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
JUNE 30, 2002
(Unaudited)

Number of Shares	COMMON STOCKS - 24.6%	Value*

	BANKING - 1.9%
77,800	First Commonwealth Financial of Pennsylvania	$1,044,076

	COMMERCIAL PRINTING - 2.1%
7,472	Courier Corp.	298,581
68,300	Ennis Business Forms, Inc.	890,632
		1,189,213
	FOREST & PAPER PRODUCTS - 0.5%
8,800	Greif Brothers Corp.	289,080

	MACHINERY MANUFACTURING - 0.7%
38,700	Hardinge, Inc.	389,322

	MANUFACTURED HOUSING - 0.3%
17,500	Patrick Industries, Inc.	149,625

	METAL FABRICATION - 1.1%
27,000	Olin Corp.	598,050

	METALS & MINING - 2.8%
25,916	Impala Platinum Holdings Ltd. - UNSPON ADR	1,437,369
5,129	Newmont Mining Corp.	135,047
		1,572,416
	OIL & GAS EXPLORATION & PRODUCTION - 0.5%
17,700	Berry Petroleum Co.	298,245

	REAL ESTATE INVESTMENT TRUSTS - 7.6%
21,900	First Industrial Realty Trust, Inc.	719,415
30,150	Hospitality Properties Trust	1,100,475
43,000	Mid-America Apartment Communities, Inc.	1,156,700
55,200	Town & Country Trust	1,236,480
		4,213,070

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)

Number of Shares	COMMON STOCKS (Continued)	Value*

	UTILITIES - 7.1%
43,100	Atmos Energy Corp.	1,010,264
6,000	Hawaiian Electric Industries	255,300
40,600	Laclede Gas Co.	953,288
3,000	Puget Energy, Inc.	62,070
41,600	Sempra Energy	920,608
29,000	Wisconsin Energy Corp.	732,830
		3,934,360

TOTAL COMMON STOCKS (Cost $10,437,490)		$13,677,456

Number of Shares	PREFERRED STOCKS - 6.8%	Value*

	METALS & MINING INDUSTRY - 0.7%
16,000	Placer Dome Inc. A	$396,000

	OIL & GAS EXPLORATION & PRODUCTION - 1.6%
43,365	Callon Petroleum Co. PFD A CV	891,151

	REAL ESTATE INVESTMENT TRUSTS - 2.6%
32,900	Highwoods Properties, Inc. PFD B	794,535
26,800	Prologis Trust PFD D	665,980
		1,460,515
	TELECOMMUNICATIONS - 1.9%
51,900	Telephone and Data Systems PFD A	1,006,860

TOTAL PREFERRED STOCKS (Cost $4,083,228)		$3,754,526

Face
Amount	CORPORATE BONDS - 62.4%

	AEROSPACE & DEFENSE - 1.8%
1,000,000	Raytheon Co. 7.375% 07/15/25	$979,916

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)

Face
Amount	CORPORATE BONDS (Continued)	Value*

	AUTO & AUTOMOTIVE PARTS - 3.4%
1,000,000	Daimler Chrysler AG 7.75% 01/18/11	$1,074,131
862,000	Mascotech, Inc. CV 4.50% 12/15/03	818,900
		1,893,031
	DIVERSIFIED MANUFACTURING - 2.7%
1,500,000	Goodyear Tire and Rubber, Inc. 8.125% 03/15/03	1,518,314

	ELECTRICAL EQUIPMENT - 2.2%
1,200,000	Thomas and Betts Corp. 8.25% 01/15/04	1,211,825

	ELECTRONICS - 4.9%
1,500,000	Avnet, Inc. 8.20% 10/17/03	1,557,232
1,374,000	Trans-Lux Corp. 7.50% CV 12/01/06	1,167,900
		2,725,132
	FINANCE - 3.9%
1,500,000	CIT Group, Inc. 5.50% 02/15/04	1,443,179
215,000	General Motors Acceptance Corp. 6.00% 04/01/11	198,767
500,000	General Motors Acceptance Corp. 7.25% 03/02/11	510,494
		2,152,440
	FOOD PRODUCTS - 1.8%
1,000,000	Fleming Companies, Inc. 10.125% 04/01/08	1,015,000

	FOREST & PAPER PRODUCTS - 1.9%
1,200,000	Georgia Pacific Group 7.70% 06/15/15	1,062,818

	GROCERY STORES - 3.6%
2,000,000	Albertson's Inc. 6.34% 02/25/13	2,008,176

	HOTEL & GAMING - 2.4%
346,000	Hilton Hotels Corp. CV 5.00% 5/15/06	324,375
1,000,000	Mirage Resorts, Inc. 6.75% 08/01/07	1,004,177
		1,328,552
	INFORMATION SERVICES - 3.2%
2,000,000	Equifax Inc. 6.90% 07/01/28	1,802,830

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)

Face
Amount	CORPORATE BONDS (Continued)	Value*

	MEDICAL PRODUCTS & SERVICES - 4.9%
2,126,000	Bausch & Lomb Inc. 7.125% 08/01/28	1,752,872
1,000,000	Omnicare, Inc. CV 5% 12/01/07	945,000
		2,697,872

	METAL FABRICATION - 3.7%
2,000,000	Alcoa, Inc. 6.00% 01/15/12	2,052,484

	METALS AND MINING - 2.8%
500,000	Campbell Resources, Inc. 7.50% CV 07/20/04	46,000
1,500,000	Cyprus Amax Minerals Co. 7.375% 05/15/07	1,495,882
		1,541,882
	OIL & GAS EXPLORATION & PRODUCTION- 5.2%
1,500,000	Ashland Oil, Inc. 8.23% 02/26/07	1,655,051
274,000	Callon Petroleum Co. 10.25% 09/15/04	238,037
1,000,000	Phillips Petroleum Co. 7.125% 03/15/28	996,928
		2,890,016
	TELECOMMUNICATIONS - 4.4%
318,000	AT&T Corp. 5.625% 03/15/04	292560
750,000	GTE Corp. 7.51% 04/01/09	771,178
825,000	Sprint Capital Corp. 6.125% 11/15/08	631,316
1,000,000	Sprint Capital Corp. 7.625% 01/30/11	795,632
		2,490,686
	TOBACCO - 1.6%
960,000	Standard Commercial Corp. 7.25% CV 03/31/07	913,200

	TRANSPORTATION - 3.5%
200,000	AMR Corp. 9.00% 08/01/12	184,135
1,091,000	AMR Corp. 9.00% 09/15/16	905,530
1,230,000	Grupo Transportacion Maritima SA 10.00% 11/15/06	885,600
		1,975,265
	UTILITIES - 4.5%
1,000,000	Consolidated Edison Inc. 6.25% 02/01/08	1,054,426
1,500,000	PSI Energy Co. 6.52% 03/15/09	1,445,021
		2,499,447

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)

TOTAL CORPORATE BONDS (Cost $35,207,675)		$34,758,886

Number of
Shares	SHORT-TERM INVESTMENTS - 4.3%	Value*
1,197,220	Blackrock Provident Institutional Temp Cash Fund	$1,197,220
1,197,220	Blackrock Provident Institutional Federal Fund	1,197,220

TOTAL SHORT-TERM INVESTMENTS (Cost $2,394,440)		$2,394,440

TOTAL INVESTMENTS (Cost $52,122,833)		$54,585,308

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%		1,084,461

NET ASSETS - 100%		$55,669,769

*	See Note 2 to the Financial Statements
UNSPON ADR	An American Depositary Receipt not sponsored by a U.S. depositary bank
CV	Convertible Security
PFD	Preferred Stock

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 1 - ORGANIZATION

The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Income Fund (the Fund) is a portfolio series of The Berwyn Funds.

The Fund's investment objective is to provide investors with current income while seeking to preserve capital. Certain of the Fund's investments are in corporate debt instruments; the issuers' ability to meet these obligations may be affected by economic developments in their respective industries. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Trustees.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: Securities transactions are accounted for on the business day subsequent to purchase or sale of the securities purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded using the accrual method. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

Distributions to Shareholders: Dividends from net investment income are paid quarterly to the shareholders. Distributions of net realized capital gains, if any, are paid at least annually to the shareholders. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of 0.50% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 195,839 shares of the Fund at June 30, 2002.

During the period ended June 30, 2002, the Fund paid $43,667 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.

NOTE 4 - SECURITY TRANSACTIONS

During the period ended June 30, 2002, the Fund made purchases of $17,058,294 and sales of $11,235,228 of investment securities other than short-term securities and U.S. Government securities.

Cost of securities owned at June 30, 2002 and the net realized gains or losses on securities sold for the period then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At June 30, 2002, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $2,462,475 of which $4,794,019 related to appreciated securities and $2,331,544 related to depreciated securities.

TRUSTEES OF THE BERWYN FUNDS
Name, Age, Position and Address	Principal Occupations for the Past Five Years	Aggregate Dollar Range of Shares of The Berwyn Funds Owned as of 06/30/02
Interested Trustee
Robert E. Killen (61) President and Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of Westmoreland Coal Co. (a mining company) since July 1996. Director and shareholder, Berwyn Financial Services Corp. ("BFS"), a financial services company (registered as a broker-dealer with the SEC since December 1993 and a member of the National Association of Securities Dealers, Inc. (the "NASD") since July 1994) since October 1991. President and Director of Berwyn Income Fund, Inc. ("BIF") and The Berwyn Fund, Inc. ("TBF"), predecessors of the Series of the Trust (both registered investment companies managed by the adviser), from December, 1986 to April 1999 and from February 1983 to April 1999, respectively. Chairman, Chief Executive Officer and sole shareholder of the Adviser (an investment advisory firm) since April 1996. President, Treasurer, Director and sole shareholder of the Adviser from September 1982 to March 1996.

Over $100,000 BF Over $100,000 BIF
Non-Interested Trustees
Denis P. Conlon (54) Trustee 1199 Lancaster Ave. Berwyn, PA	Director of BIF and TBF from June 1992 to April 1999. President and Chief Executive Officer of CRC Industries (a worldwide manufacturer) since 1996.	$50,001- $100,000 BF $10,000 - $50,000 BIF
Deborah D. Dorsi (46) Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of BIF and TBF from April 1998 to April 1999. Retired industry executive since 1994. Director, Worldwide Customer Support, Kulicke & Soffa Industries, Inc. (Semi Conductor Equipment Manufacturer) from 1993-1994

$10,001- $50,000 BF $0 BIF